Filed under Rules 497(e) and 497(k)

Registration No. 33-52742

SunAmerica Series Trust

SA Franklin Tactical Opportunities Portfolio

(the “Portfolio”)

Supplement dated May 30, 2024 to the Portfolio’s

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”),

each dated May 1, 2024, as supplemented and amended to date

Mr. John L. Bellows, formerly a portfolio manager of the Portfolio with Western Asset Management Company (“Western Asset”), has resigned from his position with Western Asset. Accordingly, effective immediately, references to Mr. Bellows are hereby removed from the Portfolio’s Summary Prospectus, Prospectus and SAI.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Summary Prospectus, Prospectus or SAI, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86704C-FTO1.2 (5/24)